                                                                     EXHIBIT 3.1



                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

                            ------------------------

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "HBL, LLC", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF NOVEMBER, A.D. 2001, AT 4 O'CLOCK P.M.





                       [DELAWARE SECRETARY OF STATE SEAL]

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE


3461495 8100                                            AUTHENTICATION: 1469609
010603188                                                         DATE: 11-29-01
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                            CERTIFICATE OF FORMATION

                                       OF

                                    HBL, LLC

1.   The name of the limited liability company is HBL, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of HBL, LLC this 27th day of November, 2001.


                                                /s/ Sandra Nieman
                                                ----------------------------
                                                Sandra Nieman, Organizer







                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:00 PM 11/28/2001
                                                           010603188 - 3461495